POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that Gruntal & Co., L.L.C., a Delaware limited liability company (the "Sponsor"), and each of the undersigned officers and directors of the Sponsor, hereby constitutes and appoints Robert P. Rittereiser, Lee Fensterstock, Stephen Byers, Joanne T. Marren, Stephen A. Greyser, Henry D. Gottmann, Michael D. Madden, Joseph V. Battipaglia, John Feeney, John Cirrito and Ralph H. Bradley, Jr. jointly and severally, his or its attorneys-in-fact, each with the power of substitution for him or it in any and all capacities, to sign on his or its behalf and in his or its name and to file with the Securities and Exchange Commission a registration statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, exhibits and other appropriate documents in connection therewith, relating to the registration and issuance of units of certain series of unit investment trusts as listed on Schedule A, and hereby grants unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such registration statements, and to maintain the effectiveness of registration statements for such unit investment trusts, that each or any of them may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the Sponsor has caused this power of attorney to be executed in its name by its Chief Executive Officer, and the undersigned directors and officers have hereunto set their hands and seals this 15th day of May, 1998.


                                            (Sponsor)
                                            GRUNTAL & CO., L.L.C.


                                            By: /s/ ROBERT P. RITTEREISER
                                               --------------------------------
                                               Robert P. Rittereiser
                                               (Chief Executive Officer)

                                            (At least a majority of Board
                                            Members must also sign)



                                               /s/ ROBERT P. RITTEREISER
                                               --------------------------------
                                               Robert P. Rittereiser
                                               (Director)


                                               /s/ STEPHEN BYERS
                                               --------------------------------
                                               Stephen Byers
                                               (Director, Executive Vice
                                               President and Chief Financial
                                               Officer


473035.1

                                               /s/ LEE FENSTERSTOCK
                                               --------------------------------
                                               Lee Fensterstock
                                               (Director and President)



                                               /s/ JOANNE T. MARREN
                                               --------------------------------
                                               Joanne T. Marren
                                               (Director, Executive Vice
                                               President and General Counsel)



                                               /s/ STEPHEN A. GREYSER
                                               --------------------------------
                                               Stephen A. Greyser
                                               (Director)



                                               /s/ HENRY D. GOTTMAN
                                               --------------------------------
                                               Henry D. Gottmann
                                               (Director and Executive Vice
                                               President)



                                               /s/ MICHAEL D. MADDEN
                                               --------------------------------
                                               Michael D. Madden
                                               (Director)



                                               /s/ JOSEPH V. BATTIPAGLIA
                                               --------------------------------
                                               Joseph V. Battipaglia
                                               (Director and Executive Vice
                                               President)



                                               /s/ JOHN FEENEY
                                               --------------------------------
                                               John Feeney
                                               (Director and President of
                                               GMS)



                                               /s/ JOHN CIRRITO
                                               --------------------------------
                                               John Cirrito
                                               (Director and Executive Vice
                                               President)



                                               /s/ RALPH H. BRADLEY, JR.
                                               --------------------------------
                                               Ralph H. Bradley, Jr.
                                               (Director and Executive Vice
                                               President)

473035.1

                                   Schedule A

- Municipal Securities Trust, Series 45 and 73rd Discount Series
- Municipal Securities Trust, Series 46 and 74th Discount Series
- Municipal Securities Trust, Multi-State Series 39, Series 47 and 75th Discount Series
- Municipal Securities Trust, Series 48 and 76th Discount Series
- Municipal Securities Trust, Multi-State Series 40, Series 49 and 77th Discount Series
- Municipal Securities Trust, Series 50 and 78th Discount Series
- Municipal Securities Trust, Series 51 and 79th Discount Series
- Municipal Securities Trust, Series 52, Multi-State Series 41
- Municipal Securities Trust, Series 53, Multi-State Series 42
- Municipal Securities Trust, Series 54, Multi-State Series 43
- Municipal Securities Trust, Series 55

- Municipal Securities Trust, Multi-State Series 37
- Municipal Securities Trust, Multi-State Series 38
- Municipal Securities Trust, Multi-State Series 44

- Insured Municipal Securities Trust, 48th Discount Series and Series 21
- Insured Municipal Securities Trust, Series 22 and New York Navigator Insured Series 1
- Insured Municipal Securities Trust, Series 23 and New York Navigator Insured Series 2
- Insured Municipal Securities Trust, Series 24 and New York Navigator Insured Series 3
- Insured Municipal Securities Trust, 50th Discount Series, New Jersey Navigator Insured Series 1 and Pennsylvania Navigator Insured Series 1
- Insured Municipal Securities Trust, Series 25 and New York Navigator Insured Series 4
- Insured Municipal Securities Trust, New York Navigator Insured Series 5 and New Jersey Navigator Insured Series 2
- Insured Municipal Securities Trust, Series 26, New York Navigator Insured Series 6 and New Jersey Navigator Insured Series 3
- Insured Municipal Securities Trust, New York Navigator Insured Series 7 and New Jersey Navigator Insured Series 4
- Insured Municipal Securities Trust, New York Navigator Insured Series 8 and New Jersey Navigator Insured Series 5
- Insured Municipal Securities Trust, Series 27, New York Navigator Insured Series 9, and New Jersey Navigator Insured Series 6
- Insured Municipal Securities Trust, Series 28, New York Navigator Insured Series 10, and New Jersey Navigator Insured Series 7
- Insured Municipal Securities Trust, Series 29, New York Navigator Insured Series 11, and New Jersey Navigator Insured Series 8

473674.1

- Insured Municipal Securities Trust, Series 30, and New York Navigator Insured Series 12
- Insured Municipal Securities Trust, New York Navigator Insured Series 13 and New Jersey Navigator Insured Series 9
- Insured Municipal Securities Trust, Series 31, New York Navigator Insured Series 14, and New Jersey Navigator Insured Series 10
- Insured Municipal Securities Trust, New York Navigator Insured Series 15 and New Jersey Navigator Insured Series 11
- Insured Municipal Securities Trust, New York Navigator Insured Series 16 and New Jersey Navigator Insured Series 12
- Insured Municipal Securities Trust, New York Navigator Insured Series 17 and New Jersey Navigator Insured Series 13



473674.1
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